LVIP SSgA Global Tactical Allocation RPM Fund Supplement Dated October 31, 2014 to the Summary Prospectus (dated May 1, 2014)

This Supplement updates certain information in the Fund’s Summary Prospectus. You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Summary Prospectus and other important records.

Revisions to the Summary Prospectus for LVIP SSgA Global Tactical Allocation RPM Fund (the “Fund”):

Effective October 20, 2014, all references to Christopher Goolgasian are removed.

Effective October 20, 2014, Michael Martel has been appointed co-portfolio manager of the Fund.

The following replaces similar text under “SSgA Portfolio Managers” under the heading “Investment Adviser and Sub-Adviser” in the Fund’s summary prospectus:

SSgA Portfolio Managers	Company Title	Experience w/Fund
Daniel Farley	Senior Managing Director and Chief Investment Officer for SSgA’s Investment Solutions Group	Since August 2010

Timothy Furbush	Vice President and Senior Portfolio Manager	Since May 2013

Michael Martel	Vice President and Senior Portfolio Manager	Since October 2014